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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


      AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of March 29, 2002, by and among Budget Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware and having its principal office at 125 Basin Street, Suite 210, Daytona Beach, Florida 32114 (the "Company"), The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York and having its principal corporate trust office at 5 Penn Plaza, New York, New York 10001, as resigning Trustee ("Resigning Trustee"), and Wells Fargo Bank Minnesota, National Association, a national banking association duly organized and existing under the laws of the United States of America and having its principal corporate trust office at Sixth Street and Marquette Avenue (MAC # N9303-120), Minneapolis, MN 55479, as successor Trustee ("Successor Trustee").

                                    RECITALS:

      WHEREAS, the Company's 9 1/8% Senior Notes Due 2006 (the "Securities"), issued in the original aggregate principal amount of $400,000,000, of which there remains outstanding the aggregate principal amount of $400,000,000, were authorized and issued pursuant to an Indenture, dated as of April 13, 1999, by and among the Company and Resigning Trustee (the "Indenture");

      WHEREAS, Section 7.08 of the Indenture provides that the Trustee may at any time resign by giving notice of such resignation to the Company;

      WHEREAS, Section 7.08 of the Indenture provides that, if the Trustee shall resign, the Company shall promptly appoint a successor Trustee;

      WHEREAS, Section 7.08 of the Indenture provides that any successor Trustee appointed in accordance therewith shall deliver to the Company and the retiring Trustee a written acceptance of its appointment, and thereupon the resignation of the retiring Trustee shall become effective and such successor Trustee shall become vested with all rights, powers and duties of the Trustee under the Indenture;


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      WHEREAS, Section 7.08 of the Indenture provides that the retiring Trustee shall, upon receipt of the successor Trustee's acceptance of appointment, promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07 of the Indenture;

      WHEREAS, Resigning Trustee was appointed Registrar and Paying Agent under the Indenture;

      WHEREAS, Resigning Trustee desires to resign as Trustee, Registrar and Paying Agent under the Indenture;

      WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Registrar and Paying Agent under the Indenture to succeed Resigning Trustee thereunder; and

      WHEREAS, Successor Trustee is willing to accept such appointment as Trustee, Registrar and Paying Agent under the Indenture;

      NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

                                    ARTICLE I

                                RESIGNING TRUSTEE

      SECTION 1.1. Pursuant to Section 7.08 of the Indenture, Resigning Trustee hereby notifies the Company that Resigning Trustee is hereby resigning as Trustee under the Indenture. Resigning Trustee hereby also resigns as Registrar and Paying Agent under the Indenture.

      SECTION 1.2. Resigning Trustee hereby represents and warrants to Successor Trustee that:

      (a) No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best of the knowledge of the responsible officers of Resigning Trustee's Corporate Trust Group, by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver.


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      (b)   There is no action, suit or proceeding pending or, to the best of the knowledge of the responsible officers assigned to Resigning Trustee's Corporate Trust Group, threatened against Resigning Trustee before any court or any governmental authority arising out of any action or omission by Resigning Trustee as Trustee, Registrar or Paying Agent under the Indenture.

      (c) As of the effective date of this Agreement, Resigning Trustee will hold no property under the Indenture.

      (d) Pursuant to the Indenture, the currently authorized and issued aggregate principal amount of the Securities described in the first recital of this Agreement, which is outstanding as of the effective date hereof, was duly executed and authenticated.

      (e) Each person who so authenticated the Securities was, at the time of such authentication, duly elected, qualified and acting as an officer of the Trustee under the Indenture and empowered to authenticate the Securities, and the signature of such person or persons appearing on such Securities is each such person's genuine signature.

      (f) This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation.

      (g) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under the Indenture.

      (h)   Interest on the Securities has been paid through October 1, 2001.

      SECTION 1.3. Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture, all the rights, powers and duties of the Trustee under the Indenture and all property and money held by such Resigning Trustee under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor


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Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers and duties hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Registrar and Paying Agent under the Indenture.

      SECTION 1.4. Resigning Trustee shall deliver to Successor Trustee, as of or immediately after the effective date hereof, all of the documents listed on Exhibit A hereto.

                                   ARTICLE II

                                   THE COMPANY

      SECTION 2.1. The Company hereby certifies that the Company is, and the officer of the Company who has executed this Agreement is, duly authorized to:
(a) accept Resigning Trustee's resignation as Trustee, Registrar and Paying Agent under the Indenture; (b) appoint Successor Trustee as Trustee, Registrar and Paying Agent under the Indenture; and (c) execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee, Registrar and Paying Agent under the Indenture.

      SECTION 2.2. The Company hereby accepts the resignation of Resigning Trustee as Trustee, Registrar and Paying Agent under the Indenture. Pursuant to
Section 7.08 of the Indenture, the Company hereby appoints Successor Trustee as Trustee under the Indenture, to succeed to, and hereby vests Successor Trustee with, all the rights, powers and duties of the Resigning Trustee under the Indenture as Trustee from the effective date of its appointment forward. The Company hereby also appoints Successor Trustee as Registrar and Paying Agent under the Indenture from the effective date of its appointment forward.

      SECTION 2.3. The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

      (a) The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.



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      (b)   The Indenture was validly and lawfully executed and delivered by the
            Company; the Indenture has not been amended or modified; the Indenture is in full force and effect; and the Securities are validly issued securities of the Company.

      (c) The Company has not waived any covenant or condition contained in the Indenture.

      (d) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under the Indenture.

      (e) There is no action, suit or proceeding pending or, to the best of the Company's knowledge, threatened in writing against the Company before any court or any governmental authority arising out of any action or omission by the Company under the Indenture.

      (f) This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes its legal, valid and binding obligation.

      (g) All conditions precedent relating to the appointment of Wells Fargo Bank Minnesota, National Association as successor Trustee, Registrar and Paying Agent under the Indenture have been complied with by the Company.

                                   ARTICLE III

                                SUCCESSOR TRUSTEE

      SECTION 3.1. Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

      (a) Successor Trustee is qualified and eligible under Section 7.10 of the Indenture to act as Trustee under the Indenture.

      (b) This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation.

      SECTION 3.2. (a) Pursuant to Section 7.08 of the Indenture, Successor Trustee hereby accepts its appointment as successor Trustee under the Indenture and accepts the rights, powers and duties of Resigning


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Trustee as Trustee under the Indenture and with respect to all property and money held or to be held under the Indenture, upon the terms and conditions set forth therein, as Trustee under the Indenture from the effective date of its appointment forward. Successor Trustee hereby accepts its appointment as Registrar and Paying Agent under the Indenture.

      (b) Within a reasonable time after the effective date of this Agreement, Successor Trustee shall cause a notice, substantially in the form of Exhibit B annexed hereto, to be sent to each Holder of the Securities in accordance with
Section 7.08 of the Indenture.

      SECTION 3.3. References in the Indenture to "corporate trust office" or other similar terms shall be deemed to refer to the corporate trust office of Successor Trustee at Wells Fargo Bank Minnesota, National Association, Corporate Trust Services (MAC # N9303-120), Sixth Street and Marquette Avenue, Minneapolis, MN 55479, or any other office of Successor Trustee at which, at any particular time, its corporate trust business shall be administered.

                                   ARTICLE IV

                                  MISCELLANEOUS

      SECTION 4.1. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.

      SECTION 4.2. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on the date first set forth herein above; provided, that the resignation of Resigning Trustee and the appointment of Successor Trustee as Registrar and Paying Agent under the Indenture shall be effective 10 business days after the date first above written.

      SECTION 4.3. Notwithstanding the resignation of Resigning Trustee effected hereby, the Company shall remain obligated under Section 7.07 of Indenture to compensate, reimburse and indemnify Resigning Trustee in connection with its prior trusteeship under the Indenture. The Company also acknowledges its


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obligations to Successor Trustee as set forth in Section 7.07 of the Indenture, which obligations shall survive the execution hereof.

      SECTION 4.4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

      SECTION 4.5. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      SECTION 4.6. The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness hereof.





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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement of
Resignation, Appointment and Acceptance to be duly executed as of the day and year first above written.

      Company:                BUDGET GROUP, INC.

                              By: /s/ Katherine L. Abbott
                                 ---------------------------
                              Name:  Katherine L. Abbott
                              Title: Vice President & Treasurer

      Resigning Trustee:      THE BANK OF NEW YORK

                              By: /s/ Irene Siegel
                                 ---------------------------
                              Name:  Irene Siegel
                              Title: Vice President

      Successor Trustee:      WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                              By: /s/ Craig Litsey
                                 ---------------------------
                              Name:  Craig Litsey
                              Title: Vice President




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                                    EXHIBIT A

To the best of the ability of Resigning Trustee, documents to be delivered to Successor Trustee:

      1. Copy of the most recent of each of the SEC reports delivered by the Company pursuant to the Indenture, if any.

      2.    The executed Indenture.

      3.    File of Closing Documents.

      4. Copy of the most recent Compliance Certificate delivered pursuant to the Indenture, if any.

      5. Certified List of Holders as of the date of this Agreement, certificate detail and all "stop transfers" and the reason for such "stop transfers" (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

      6. Copies of any official notices sent by the Trustee to all the Holders of the Securities pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee's Annual Report to Holders.

      7. Such other documents as Successor Trustee may reasonably require in order to transfer the appointment to it.




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                                    EXHIBIT B

                                     NOTICE

To the Holders of Budget Group, Inc.'s (the "Company") 9 1/8% Senior Notes Due 2006 (the "Securities"):

NOTICE IS HEREBY GIVEN, pursuant to the Indenture, dated as of April 13, 1999 (the "Indenture"), by and between the Company and The Bank of New York, as Trustee, that The Bank of New York has resigned as Trustee under the Indenture.

Pursuant to Section 7.08 of the Indenture, the Company has appointed Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), a national banking association duly organized and existing under the laws of the United States of America, as successor Trustee under the Indenture, which appointment has been accepted and become effective. The corporate trust office of Wells Fargo is located at Corporate Trust Services (MAC # N9303-120), Sixth Street and Marquette Avenue, Minneapolis, MN 55479.

                                          WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as successor Trustee





Dated:  ________________, 2002